Exhibit 10.30(b)

FIRST AMENDMENT TO AMENDED AND RESTATED MASTER MOTOR VEHICLE

FINANCE LEASE AGREEMENT

This FIRST AMENDMENT TO THE AMENDED AND RESTATED MASTER MOTOR VEHICLE FINANCE LEASE AGREEMENT (this “Amendment”), dated as of December 23, 2005, amends the Amended and Restated Master Motor Vehicle Finance Lease Agreement (the “Finance Lease”), dated as of June 3, 2004, by and among AESOP LEASING L.P., a Delaware limited partnership, as lessor (the “Lessor”), CENDANT CAR RENTAL GROUP, INC., a Delaware corporation (“CCRG”), as a lessee (in such capacity, a “Lessee”), as administrator (in such capacity, the “Administrator”) and as guarantor (in such capacity, the “Finance Lease Guarantor”), AVIS RENT A CAR SYSTEM, INC. (“ARAC”), a Delaware corporation, as a lessee (in such capacity, a “Lessee”) and BUDGET RENT A CAR SYSTEM, INC. (“BRAC”), a Delaware corporation, as a lessee (in such capacity, a “Lessee” and together, with CCRG and ARAC, in their capacities as lessees, the “Lessees”). Unless otherwise specified herein, capitalized terms used herein shall have the meanings ascribed to such terms in (i) the Definitions List attached as Schedule I to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, as amended (the “Base Indenture”), between Cendant Rental Car Funding (AESOP) LLC (“CRCF”), as Issuer, and The Bank of New York, as Trustee, as such Definitions List may from time to time be amended in accordance with the terms of the Base Indenture or the Finance Lease, as applicable.

W I T N E S S E T H:

WHEREAS, pursuant to Section 29 of the Finance Lease, the Finance Lease may be amended with an agreement in writing signed by the Lessor, the Finance Lease Guarantor and each Lessee and consented to in writing by CRCF, as lender (in such capacity, the “Lender”) and the Trustee;

WHEREAS, the parties desire to amend the Finance Lease to reflect a change in the maximum term certain vehicles may be leased by a Lessee pursuant to the Finance Lease from eighteen (18) to thirty-six (36) months; and

WHEREAS, the Lessor has requested the Trustee and the Lender to, and, upon this Amendment becoming effective, the Lessor, the Lender and the Trustee have agreed to, amend certain provisions of the Finance Lease as set forth herein;

NOW, THEREFORE, it is agreed:

1. Section 2.6(a)(ii) and Sections 3.1(a) and (b) of the Finance Lease are hereby amended such that all references therein to “eighteen (18) months” shall hereby be replaced with “thirty-six (36) months.”

2. This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Finance Lease.

3. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following have occurred: (i) each of the parties hereto shall have executed and delivered this Amendment to the Trustee, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment and (iii) the Trustee and the Lender shall have consented hereto.

4. From and after the Amendment Effective Date, all references to the Finance Lease shall be deemed to be references to the Finance Lease as amended hereby.

5. This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AESOP LEASING L.P., as Lessor

By:	AESOP LEASING CORP., its general partner

By:	/s/ Lori Gebron
Name:	Lori Gebron
Title:	Vice President

CENDANT CAR RENTAL GROUP, INC, as Lessee, Administrator and Finance Lease Guarantor

By:	/s/ Elizabeth R. Cohen
Name:	Elizabeth R. Cohen
Title:	Vice President and Assistant Treasurer

AVIS RENT A CAR SYSTEM, INC., as Lessee

By:	/s/ David Calabria
Name:	David Calabria
Title:	Assistant Treasurer

BUDGET RENT A CAR SYSTEM, INC., as Lessee

By:	/s/ Lynn A. Feldman
Name:	Lynn A. Feldman
Title:	Vice President and Assistant Secretary

Acknowledged and Consented CENDANT RENTAL CAR FUNDING (AESOP) LLC, as Lender

By:	/s/ Lori Gebron
Name:	Lori Gebron
Title:	Vice President

THE BANK OF NEW YORK, as Trustee

By:	/s/ John Bobko
Name:	John Bobko
Title:	Vice President